UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

TeleTech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21055 (Commission File Number)	84-1291044 (I.R.S. Employer Identification No.)

9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)

Telephone Number: (303) 397-8100

(Registrant’s telephone number, including area code)

Item 7.01. Results of Operation and Financial Condition

On May 4, 2005, Registrant issued a press release setting forth Registrant’s financial and operating results for the quarter ended March 31, 2005. On May 5, 2005, the Registrant held a conference call, which was open to the public, to discuss these results. A copy of this press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release issued by TeleTech on May 4, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By: /s/ Kenneth D. Tuchman

KENNETH D. TUCHMAN
Chief Executive Officer

Dated: May 6, 2005

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release Dated May 4, 2005